UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 87846 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (b) Director Resignation
On April 6, 2017, Jack Nielsen, member of the Board of Directors (the “Board”) of Apollo Endosurgery, Inc. (the “Company”) and Chairman of the Compensation Committee, informed the Board of his decision not to stand for reelection at the Company’s 2017 Annual Meeting of Stockholders to be held on June 9, 2017 (the “Annual Meeting”). Mr. Nielsen will continue to serve on the Board and as Chairman of the Compensation Committee until the Annual Meeting. Mr. Nielsen’s decision not to stand for re-election is not due to any disagreement with the Company.
Following the Annual Meeting, the Board will decrease the size of the Board from nine to eight directors pursuant to Article II, Section 2(b) of the Company’s bylaws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	April 12, 2017
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer